File No:  2-34540;
                                                                     811-1935.

                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

          Pre-Effective Amendment No.                              [ ]

          Post-Effective Amendment No.   47                        [X]
                                       ------
                                    and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

          Amendment No.    33                                      [X]
                   ----------
                       (Check appropriate box or boxes.)

                           EAGLE GROWTH SHARES, INC.
-----------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432
-----------------------------------------------------------------------------
          (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone Number, including Area Code  561-395-2155
                                                    ------------
          Ronald F. Rohe, Vice President
          Eagle Growth Shares, Inc.
1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432
-----------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering       April 1, 2008

It is proposed that this filing will become effective (check appropriate box)
    [ ] immediately upon filing pursuant to paragraph (b)

    [X] on April 1, 2008 pursuant to paragraph (b)

    [ ] 60 days after filing pursuant to paragraph (a)(1)

    [ ] on pursuant to paragraph (a)(1)

    [ ] 75 days after filing pursuant to paragraph (a)(2)

    [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       EXHIBIT INDEX LOCATED ON PAGE 56

                               [FRONT COVER]
PROSPECTUS


EAGLE
GROWTH                            [LOGO]
SHARES, INC.

                  A diversified open-end investment company
                         seeking growth of capital.


                               April 1, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                [BACK COVER]
EAGLE
GROWTH
SHARES, INC.
1200 North Federal Highway
Suite 424
Boca Raton, Florida 33432
(561) 395-2155

       Shareholders may make inquiries regarding the Fund by calling:
        -------------------------------------------------------------
        |                    Shareholder Services                   |
        |                       1-800-525-6201                      |
        -------------------------------------------------------------


A Statement of Additional Information (dated April 1, 2008) which includes additional information about the Fund, is incorporated in this prospectus by reference.

The Fund's Statement of Additional Information, annual report, semi-annual report and other information are available, without charge, upon request, by writing to the above address, by visiting the Fund's website located under the Eagle Growth Shares section at http://www.philadelphiafund.com, or by calling:

                                1-800-749-9933

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090.

Reports, material incorporated by reference, the Statement of Additional Information, and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Nos.:  2-34540 & 811-1935




                 TABLE OF CONTENTS                               PAGE

                 Investments, Risks and Performance.............   4

                 Fees and Expenses of the Fund..................   7

                 Disclosure of Portfolio Holdings...............   7

                 Financial Highlights...........................   8

                 Investment Objective and Principal Strategies..   8

                 Policies and Non Principal Strategies..........   9

                 Principal Risks................................  10

                 Purchase of Shares.............................  11

                 Computation of Net Asset Value.................  12

                 Account Reinstatement Privilege................  15

                 Tax Sheltered Plans............................  15

                 Repurchase and Redemption of Shares............  16

                 Frequent Purchases and Redemptions Of
                    Fund Shares.................................  17

                 Dividends, Capital Gains Distributions,
                    and Taxes...................................  18

                 Management of the Fund.........................  19

                 Performance....................................  20

                 Fund Service Providers.........................  21

INVESTMENTS, RISKS AND PERFORMANCE

OBJECTIVE

The Fund's investment objective is to achieve growth of capital.


PRINCIPAL STRATEGIES

The Fund will invest in common stocks traded on the major U.S.
security exchanges. Generally, securities are selected on the basis of their growth potential and are bought and held with long-term goals in view.

Management considers sales and earnings growth rates, new products or service innovations, current price earnings ratios compared to sales and earnings growth rates, product/service demand, research capability, operating efficiency, the possibility that a disparity exists between the price of a stock and the value of the underlying assets, good management, industry position, business strategy, trading liquidity, trading activity of officers, directors and large stockholders, and protection from competition. The effects of general market, economic and political conditions are also taken into account in the selection of investments.

The Fund will sell a stock when the reasons for buying the stock are no longer present or when the stock has realized its potential. Stocks will be sold to invest in other stocks that are believed to have more attractive features and/or greater potential. Stocks may be sold if there is a change in interest rates or a change in the general market, economic or political conditions.

The Fund may invest in small and midsize companies in earlier stages of development with a market value of at least $100 million which may lead to greater growth potential.

The Fund's portfolio is diversified.

The Fund's portfolio usually consists of 20 - 30 different stocks.

Baxter Financial Corporation, the Fund's investment advisor (the "Advisor"), takes into consideration the tax implications for shareholders of Fund trading activity by trying to balance capital gains and losses resulting from portfolio transactions.

The Fund may purchase securities of new, "less-seasoned" companies and companies representing so-called "special situations." "Less-seasoned" companies are companies with a record of less than three years continuous operations and smaller companies. "Special situations" would involve owning securities that, in the opinion of the Advisor, should enjoy considerably better investor reception in the fairly near future because of an essentially non-recurring development that is either happening or, in the opinion of the Advisor, is likely to happen.


PRINCIPAL RISKS

MARKET RISK. Stock prices rise and decline in response to investors' perception of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund is not guaranteed and will vary from day to day, which means that you could lose money.

RISK OF LIMITED HOLDINGS. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single security than funds with more stocks in their portfolios.

GROWTH STOCK RISK. Growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole.

SMALLER AND MIDSIZE COMPANIES RISK. Smaller and midsize companies carry additional risks because their earnings tend to be less predictable and they have a lower survival rate due to smaller financial resources. Their share prices tend to be more volatile (especially over the short-term) and their securities less liquid than larger, more established companies because of the greater sensitivity of smaller and midsize companies to changing economic conditions.

LESS-SEASONED COMPANIES RISK. These companies are subject to the same risks listed above for smaller and midsize companies. In addition, less-seasoned companies may not be profitable now and there is no guarantee that the companies will become profitable or be able to obtain necessary financing. These companies may rely on untested business plans, and they may remain an insignificant part of their industries. Investments in less-seasoned companies tend to be more volatile and somewhat more speculative than investments in more established companies.

SPECIAL SITUATIONS RISK. The risk with special situations is that the anticipated situation may not occur or, if it does, the special situation may not have the expected result.

INVESTMENT ADVISOR RISK. The Fund is actively managed, and the success of the Fund's investment strategy depends significantly on the Advisor's skill in assessing the potential of the securities in which the Fund invests. The Advisor will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the intended results. The Advisor may be incorrect in its assessment of the value of securities or the assessment of market trends, which can result in losses to the Fund. In some cases, investments may be unavailable, or the Advisor may choose not to purchase them under market conditions when the acquisition of such investments, in hindsight, may be determined to be beneficial to the Fund.

COMMON STOCK RISK. The Fund will invest in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including: changes in investors' perceptions of the financial condition of an issuer; the general condition of the relevant stock market; or when political or economic events affecting issuers of common stock occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance, before and after taxes, is not predictive of future performance.

   [Bar chart showing Fund's annual calendar year total returns as follows.]

                           Eagle Growth Shares, Inc.
                        Annual Total Returns 1998 - 2007
                                1998     1.66%
                                1999     3.53%
                                2000     9.77%
                                2001    13.99%
                                2002   -11.26%
                                2003    22.81%
                                2004    10.00%
                                2005     5.22%
                                2006     5.36%
                                2007    15.16%

Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 17.92% (quarter ending June 30, 2001) and the lowest return for a quarter was -13.26% (quarter ending September 30, 1998).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

           AVERAGE ANNUAL TOTAL RETURNS as of 12/31/07
                                 1 YEAR    5 YEARS   10 YEARS
EAGLE GROWTH SHARES

  Return Before Taxes             5.37%     9.55%      6.31%

  Return After Taxes
  on Distributions                1.09%     7.79%      4.92%

  Return After Taxes
  on Distributions and            9.23%     8.18%      5.20%
  Sale of Fund Shares (t)

S&P 500 INDEX*
  (reflects no
  deduction for fees,             5.49%    12.82%      5.91%
  expenses or taxes)

* The S&P 500(r) Index is a widely recognized unmanaged index of common stock prices.

t - Returns After Taxes on Distributions and Sale of Fund Shares may be higher than Before Tax Returns due to tax benefits resulting from a net capital loss upon the redemption of Fund shares.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                               SHAREHOLDER FEES
                   (fees paid directly from your investment)

   Maximum Sales Charge (Load) Imposed
      on Purchases (as a percentage of offering price) .......   8.50%


                        ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

              Management Fee........................      .75%
              Other Expenses........................     2.54%
                 Administrative Fee.................      .25%
                                                         -----
              Total Annual Fund Operating Expenses..     3.54%
                                                         =====

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example illustrates the expenses that you would pay on a $10,000 investment for the time periods indicated, assuming:

               * a 5% annual rate of return
               * redemption at the end of each time period
               * Fund operating expenses remain the same

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 YEAR   3 YEARS  5 YEARS  10 YEARS
                      ------   -------  -------  --------
                      $1,104   $1,776   $2,468    $4,289


DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 2007 is incorporated herein by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual report and semi-annual report are available without charge, upon request, by writing to the address or by calling the number on the back cover of this prospectus.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Eagle Growth Shares, Inc. is an open-end, diversified investment company, established under Maryland law in 1969, whose investment objective is to achieve growth of capital. This goal will be sought by investing in securities which appear to have potential for capital appreciation. The Fund's portfolio will usually be comprised of common stocks of seasoned companies whose prospects are believed by the Advisor to be above average. In addition, the Fund may also own securities of newer, less-seasoned companies, and companies representing so-called "special situations" (see below).

Generally, securities are selected solely on the basis of their growth potential. The Advisor considers a company as an investment candidate for the portfolio if it has a substantial growth rate per quarter versus the same quarter one year earlier, commensurate increases in earnings per share or a high probability of earnings increases, a new product or service innovation is anticipated to impact on sales or earnings, or the price earnings ratio is less than the growth rate of sales and/or earnings. Each of these criteria may indicate that a stock has growth potential. The Advisor seeks stocks with as many of these criteria as possible but does not require that all or any are conditions to investment.

Other factors used in selecting investments include expanding demand for a company's products or services, new product developments, research capability, increasing operating efficiency, the possibility that a disparity exists between the price of a stock and the value of the underlying assets, good management, industry position, business strategy, trading liquidity, trading activity of officers, directors, and large stockholders, and protection from competition. The effects of general market, economic, and political conditions are also taken into account in the selection of investments.

The Fund also may own securities of new, less-seasoned companies and companies representing so-called "special situations." The Fund considers "less-seasoned companies" to be those which have a record of less than three years continuous operations, which period may include operations of a predecessor company, and also considers smaller companies to be "less-seasoned" companies. There are no limits on the percentage of total assets that may be invested in special situations. A special situation would involve owning securities that, in the opinion of the Advisor, should enjoy considerably better investor reception in the fairly near future because of an essentially non-recurring development that is either happening or, in the opinion of the Advisor, is likely to happen. Such developments could include, among others, (1) a change in management, (2) discovery of a new or unique product or technological advance with sizable market potential, (3) an acquisition providing unusual opportunity for market enlargement or for operating savings, (4) the adoption of new laws that enhance prospects for an important part of the company's business, or (5) takeovers, restructurings, leveraged buyouts, and reorganizations. Companies which have been spun off from other companies may be purchased. The Fund does not consider these to be "less-seasoned" companies unless the predecessor company had been in existence for less than three years.

The Fund's portfolio will be diversified.

The Fund's portfolio usually consists of 20 - 30 different stocks, which is less than the number of stocks held by the typical diversified mutual fund. This strategy stems from the belief that there are a limited number of investment ideas available and allows the Advisor to focus on companies with the greatest potential for investment return balanced with minimal risk.

The Advisor takes into consideration the tax implications for shareholders by attempting to balance capital gains and losses resulting from portfolio transactions. Unexpected declines in securities prices sometimes cause the Advisor to realize capital losses. Unexpected increases in securities prices sometimes cause the Advisor to realize capital gains. Both of these actions are taken with full consideration given to the Fund's current realized and unrealized gain (loss) position and the tax implications to shareholders.


POLICIES AND NON PRINCIPAL STRATEGIES

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Under these conditions, the Fund may place some or all of its assets in cash or cash equivalents in an attempt to preserve capital and avoid potential losses. However, it is possible the Fund may not achieve its investment objective under these circumstances.

Normally, investments in fixed income securities will not be made except for defensive purposes, and to employ temporarily uncommitted cash balances. In those situations, the Fund will only invest in fixed income securities rated at least A by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

The Advisor endeavors to meet the Fund's objective, but there can be no assurance that the Fund's investments will achieve the Advisor's expectations.

The Fund will not purchase securities of companies if such purchase would cause 25% or more of the Fund's total assets to be invested in the securities of companies in any single industry.

The investment objective of the Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

The Fund's portfolio usually has a low turnover ratio because securities are bought and held with long-term goals in view and this normally results in the infrequent replacement of the portfolio's investments. However, the Advisor does not regard the frequency of portfolio transactions as a limiting factor in its investment decisions.

Portfolio securities may be sold without regard to the length of time held when the Advisor believes that such securities have reached their maximum performance level, and when the Fund's assets can be more profitably utilized in other investments. To the extent that short-term capital gains are realized, such gains will be taxed to the shareholder as ordinary income.

The Fund may buy and sell covered (options on securities owned by the Fund) and uncovered (options on securities not owned by the Fund) call and put options which are issued by the Options Clearing Corporation and listed on national securities exchanges. Generally, options would be used either to generate income or to limit the downside risk of a portfolio holding. The Fund has no current intention to invest in options in a speculative manner.

The Fund may buy and sell financial futures contracts and options on such contracts. Futures contracts may be used to implement a number of different hedging strategies.


PRINCIPAL RISKS

MARKET RISK. Stock prices rise and decline in response to investors' perceptions of the activities of individual companies and general market and economic conditions. The value of your investment in the Fund is not guaranteed, and will vary from day to day, which means that you could lose money. Political upheaval and social unrest, wars, threat of war, and the numerous factors of the human race have an impact on economic conditions. In turn, this influences the decisions to retain different stocks in the portfolio or to reinvest in the stocks of companies which are better suited to a changing or changed environment. The portfolio may suffer losses in this replacement process.

RISK OF LIMITED HOLDINGS. The price of an individual security may be more volatile and perform differently from the market as a whole. As the Fund usually owns 20 - 30 stocks, its performance may be more vulnerable to changes in the market value of a single security than funds with more stocks in their portfolios. For example, a portfolio owning 20 stocks of equal value will be influenced twice as much by the fortunes or misfortunes of one company than a portfolio holding 40 stocks of equal value.

GROWTH STOCK RISK. Growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole. Growth stocks tend to be valued by the market on the basis of future prospects rather than financial strength. A dampening of optimism for the future can negatively effect growth stocks more than other types of stocks.

SMALLER AND MIDSIZE COMPANIES RISK. Smaller and midsize companies carry additional risks because their earnings tend to be less predictable and they have a lower survival rate due to smaller financial resources. Their share prices tend to be more volatile (especially over the short-term) and their securities less liquid than larger, more established companies because of the greater sensitivity of smaller and midsize companies to changing economic conditions. In addition, smaller and midsize companies may lack management experience, may be unable to generate funds necessary for growth or development, or lack product diversification (i.e., these companies may be developing or marketing new products and services for which markets are not yet established and may never become established). Investments in special situations may pose particular risks. The market price of such securities may be more volatile to the extent that the expected benefits from the non-recurring developments do not materialize. Further, with regard to anticipated corporate restructurings, included among the non-recurring developments of special situations, securities issued to finance such restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructurings.

LESS-SEASONED COMPANIES RISK. These companies are subject to the same risks listed above for smaller and midsize companies. In addition, less-seasoned companies may not be profitable now and there is no guarantee that the companies will become profitable or be able to obtain necessary financing. These companies may rely on untested business plans, and they may remain an insignificant part of their industries. Investments in less-seasoned companies tend to be more volatile and somewhat more speculative than investments in more established companies.

SPECIAL SITUATIONS RISK. The risk with special situations is that the expected situation may not occur or, if it does, the special situation may not have the expected result.

INVESTMENT ADVISOR RISK. The Fund is actively managed, and the success of the Fund's investment strategy depends significantly on the Advisor's skill in assessing the potential of the securities in which the Fund invests. The Advisor will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the intended results. The Advisor may be incorrect in its assessment of market trends, which can result in losses to the Fund. In some cases, investments may be unavailable, or the Advisor may choose not to purchase them under market conditions when the acquisition of such investments, in hindsight, may be determined to be beneficial to the Fund.

COMMON STOCK RISK. The Fund will invest in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including: changes in investors' perceptions of the financial condition of an issuer; the general condition of the relevant stock market; or when political or economic events affecting issuers of common stock occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


PURCHASE OF SHARES

Shares of the Fund are continuously offered at the public offering price, which is equal to the net asset value of the shares plus the applicable sales charge (see below).

When making an initial investment, shares may be purchased by completing and signing the General Account Application which should be remitted, together with payment for the shares, to the Fund's transfer agent at the following address:
Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Once an account is established, subsequent investments should be sent to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Subsequent purchase orders must contain your name, your account number(s), the name(s) on your account(s) and payment for the shares. If payment is not received with the purchase request, the transaction will not be processed (unless made by a financial intermediary with a current dealer agreement with the Fund) and the shareholder will be contacted for further instructions. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned. Investors who are interested in information about purchasing shares may also contact the Fund at 1-800-749-9933. Purchases can also be made through investment dealers who have sales agreements with Baxter Financial Corporation, the Fund's underwriter. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interests of economy and convenience, certificates for shares of stock will not be issued.

Orders received by Unified Fund Services, Inc., the Fund's transfer agent, prior to the close of the New York Stock Exchange, generally 4:00 p.m., Eastern time, will be confirmed at the offering price next calculated, provided the order is received by the transfer agent prior to that time. Orders received subsequent to that time will be confirmed at the offering price effective at the close of the New York Stock Exchange on the next business day.

The minimum initial investment and minimum account balance for the Fund is $500 and there is no minimum investment amount for subsequent purchases. The Fund retains the right to waive the minimum initial investment at its discretion.

Shareholders who participate in the Group Discount Privilege, Automatic Investment Plan and Check Withdrawal Plan will receive confirmations of purchases and redemptions of Fund shares on a quarterly basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number of shares and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


COMPUTATION OF NET ASSET VALUE

The price of Fund shares is based on the Fund's net asset value. The Fund's net asset value is determined using the closing sales prices of the Fund's investment securities on the markets on which they are principally traded, except those securities traded on the Nasdaq NMS and Small Cap exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If market quotations are not readily available, or become unreliable, securities will be valued at their fair values as determined in good faith in accordance with procedures approved by the Board of Directors. The Fund will also value a security at fair value if an event that materially affects the value of the security occurs after the close of the principal market on which such security trades, but before the Fund calculates its net asset value.

If market quotations or official closing prices are not readily available, or have become unreliable, the securities will be priced by the Advisor using fair valuation methods approved by the Board. The Advisor may value a portfolio security using fair value pricing if the exchange on which the security is principally traded closes early, or if trading in the security is halted during the day and does not resume prior to the time that the Fund calculates its net
asset value.   The price of a security determined using fair value procedures may differ from the security's most recent exchange closing price, and from the prices used by other mutual funds that own the security to calculate their net asset values.

Net asset value is calculated as of the close of the New York Stock Exchange, generally 4:00 p.m., Eastern time, on each day the New York Stock Exchange is open for trading.

Your purchase price is made at the public offering price, which is equal to the net asset value next determined after receipt of a purchase order together with payment for the shares plus the applicable sales charge as shown in the table below. In addition, new accounts must include a completed and signed General Account Application. Purchases of $100,000 or more may be made at net asset value, without the imposition of a sales charge.

The public offering price is computed once daily as of the close of the New York Stock Exchange each day the New York Stock Exchange is open.
Orders for shares of the Fund received by dealers prior to the close of the New York Stock Exchange are confirmed at the offering price next calculated as of the close of the New York Stock Exchange, provided the order is received by the transfer agent prior to that time. (It is the responsibility of the dealers to transmit such orders so that they will be received by the transfer agent prior to the close of the New York Stock Exchange.) Orders received by dealers subsequent to that time will be confirmed at the offering price effective at the close of the New York Stock Exchange on the next business day.

The following table shows the sales charges applicable to purchases of Fund shares:
                                                  Sales Charge as
                                                    a % of the:
                                                -------------------
                                                Amount     Offering
           Purchases of                        Invested      Price
           ----------------------------------- --------    --------
           $   9,999 or less..................  9.29%        8.50%
           $  10,000-$24,999, inclusive.......  8.40         7.75
           $  25,000-$49,999, inclusive.......  6.66         6.25
           $  50,000-$99,999, inclusive.......  4.17         4.00
           $ 100,000 or more..................  0.00         0.00

The above sales charge schedule is applicable to purchases of Fund shares and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made at one time by an individual; an individual, spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Internal Revenue Code, may purchase shares at one-half the sales charges listed above.

The above sales charge schedule is also applicable to subsequent purchases of the Fund's shares by an individual; an individual, spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account where the aggregate investments in shares of the Fund and/or of Philadelphia Fund, Inc., including shares held under Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, is $10,000 or more.

In order to determine an investor's eligibility for a lower sales charge, the shares currently held by the investor are valued at the then net asset value or the cost of such shares to the investor, whichever is greater. The Fund's underwriter or transfer agent (if the payment is being made by the investor directly to the transfer agent) must be notified when a sale takes place which would qualify for a reduced sales charge on the basis of previous purchases, and a reduction in the sales charge will be granted when the aggregate holdings are confirmed through a check of the records of the Fund. Shareholders should retain any records necessary to substantiate historical cost because the Fund, its transfer agent and financial intermediaries may not maintain this information.

At the time of purchase, a shareholder should inform the Fund or the shareholder's financial intermediary of the existence of other accounts in which there are holdings eligible to meet sales load breakpoints, including copies of account statements reflecting the eligible Fund share holdings. Investors should confirm their eligibility for sales charge reductions, because if the Fund, the Fund's underwriter, the transfer agent or the investor's financial intermediary, as applicable, is not notified at the time of investment that the investment is eligible for a reduced sales charge, the investment might not receive a sales charge reduction.

In addition, lower sales charges may be achieved by using any of the following special purchase plans:

               * Letter of Intent
               * Right of Accumulation
               * Group Discount Privilege

Additional information regarding the Fund's sales charges, and qualifying for lower sales charges, are available, without charge, by visiting the Fund's website located under the Eagle Growth Shares section at http://www.philadelphiafund.com.

Also available from the Fund are the following privileges you may wish to utilize:
               * Automatic Investment Plan
                 This plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts.

               * Check Withdrawal Plan
                 A convenient method whereby a monthly or a quarterly check will be mailed to you at no charge.

Complete details regarding these special purchase plans and privileges may be obtained by writing or calling the Fund, or by requesting a copy of the Statement of Additional Information.

Shares of the Fund may also be purchased at net asset value, without a sales charge, by persons who are members of a group which is not organized for the sole purpose of purchasing shares of the Fund and which meets the following criteria:

               1. Group investments must be sent directly to the Fund's
                  transfer agent at the address shown under "Purchases of Shares" by a common remitter which is bonded as well as licensed and regulated by a state regulatory agency;

               2. The group must include at least 750 members or participants;

               3. Remittances on behalf of the group must be made at least once per month; and

               4. The common remitter must have a written agreement with each participant or member of the group governing the remittance of the investor's funds.

Investments in the Fund on behalf of group participants will be made at the net asset value of the shares of the Fund calculated next after receipt by the Fund's custodian of the investors' funds sent by the common remitter.

The Fund's $500 minimum initial investment and minimum account balance shall be waived for shareholders who are active participants in a group purchase plan approved by the Fund, since shareholders participating in such plans generally make smaller investments on a regular basis.

Shareholders with inactive accounts below the $500 minimum account balance who receive notice of redemption for the first time from the Fund may purchase shares without the imposition of a sales charge in an amount sufficient to meet the minimum account balance.

The Fund reserves the right to terminate the privileges to invest in Fund shares at net asset value without a sales charge at any time after 60 days' written notice to the investors affected thereby. The Fund reserves the right to terminate the policy to waive the Fund's minimum initial investment and minimum account balance at any time after 60 days' written notice to the investors affected thereby.


ACCOUNT REINSTATEMENT PRIVILEGE

A stockholder may, after he has liquidated any of his shares of the Fund, upon written request to the Fund, reinstate his account without payment of any additional sales charge, at the net asset value next calculated after receipt of the reinstatement request, provided that he meets the following qualifications. The Account Reinstatement Privilege may be exercised only once, and the amount reinvested may not exceed the amount of the redemption proceeds received on the liquidation of such shares. In addition, the reinstatement must be completed within thirty days after the liquidation.


TAX SHELTERED PLANS

The Fund makes available through its transfer agent the following Retirement
Accounts:
            * Traditional Individual Retirement Account (IRA)
            * Roth IRA
            * SIMPLE IRA
            * SEP-IRA
            * Coverdell Education Savings Account
            * 403(b)(7) Custodial Accounts

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service.

Forms to establish any of the above plans are available from the Fund or Baxter Financial Corporation.


REPURCHASE AND REDEMPTION OF SHARES

Shares may be resold to the Fund when presented with a proper written redemption request to the Fund's transfer agent, Unified Fund Services, Inc. Shares for which certificates have been issued will be repurchased by Baxter Financial Corporation, the Fund's underwriter, if a proper written redemption request is tendered to the Fund's transfer agent through an authorized dealer. A proper written redemption request must have the name(s) of the registered owner(s) of the account, the account number, and must be duly endorsed by the registered owner(s) with signatures guaranteed. Shares for which certificates have been issued which are presented for redemption or repurchase must be duly endorsed by the registered owner(s) with signatures guaranteed.

_____________________________________________________________________________
|                                                                           |
|  A signature guarantee helps protect you and the Fund against fraud.      |
|  You may obtain a signature guarantee from commercial banks, securities   |
|  dealers, trust companies, member firms of a domestic stock exchange      |
| (such as the New York Stock Exchange or a regional stock exchange), | | certain credit unions, certain savings associations, overseas banks with |
|  a domestic correspondent or branch, or other eligible guarantor          |
|  institutions. A signature guarantee may not be obtained through a        |
|  notary public.  All documentation requiring a signature guarantee must   |
|  utilize a New Technology Medallion Stamp.                                |
|___________________________________________________________________________|


Any questions regarding which institutions may guarantee signatures should be directed to Unified Fund Services, Inc. at 1-800-525-6201.

The repurchase price received by the investor will be the net asset value of such shares next calculated after receipt by the Fund's transfer agent of the repurchase order. If the order for repurchase of Fund shares is received by the transfer agent prior to the close of the New York Stock Exchange, the shares will be repurchased at the price calculated as of the close of the New York Stock Exchange on that day. Where certificates are tendered for repurchase through a dealer, neither the Fund nor Baxter Financial Corporation charges any fee on the transaction; however, the dealer may charge the shareholder a fee for executing the order.

Shares of the Fund for which no certificates have been issued, those held by Unified Fund Services, Inc. and shares for which certificates have been issued, may be redeemed by mailing a proper written redemption request to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Where certificates have been issued, they must accompany the investor's proper written redemption request. The value of shares tendered for redemption shall be equal to the net asset value of such shares next calculated after receipt by Unified Fund Services, Inc. of a proper written redemption request.

The redemption or repurchase price will depend on the prevailing market prices of the portfolio securities owned by the Fund (at the time the applicable redemption proceeds are calculated) and, therefore, may be more or less than the purchase price. The Fund's policy is to pay promptly when shares are presented for redemption. Payment will be made within seven days after the date of tender except when stock exchanges are closed or an emergency exists as declared by the Securities and Exchange Commission. Proceeds for the redemption of Fund shares purchased by check, ACH, or through the Automatic Investment Program will be delayed until the Fund verifies that it has received good payment, which may take up to 15 business days. If you purchase shares by Federal funds, you will avoid this delay.

When in the best interests of the Fund, the Fund may make a redemption payment, in whole or in part, by a distribution of liquid portfolio securities in lieu of cash (an "in-kind" redemption). Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The investor would also bear the risk that the prices of the securities distributed in an "in-kind" redemption could rise or decline before the securities could be sold.

The Fund reserves the right, after sending the shareholder at least sixty
(60) days prior written notice, to redeem the shares held by any shareholder if the shareholder's account has been inactive for a period of six
(6) months preceding the notice of redemption and the total value of the shareholder's shares does not exceed the Fund's $500 minimum account balance as of the proposed redemption date. An account will be considered inactive if no new purchases have been made (excluding shares purchased through the reinvestment of dividends and capital gains) within the specified time period. Shareholders who receive a notice of mandatory redemption for the first time may purchase shares of the Fund at net asset value without paying any sales charge, in the amount necessary to bring the account balance up to the minimum within the required time period. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the shareholder not more than seven (7) days later.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed for long-term investors, and is not intended for investors that engage in excessive short-term trading activity that may be harmful to the Fund, including but not limited to market timing. The Fund discourages frequent purchases and redemptions of Fund shares by investors, and will not accommodate investors seeking to make frequent purchases and redemptions of Fund shares. This policy includes purchases and redemptions in response to short-term market fluctuations. The frequent trading into and out of the Fund presents a number of risks, including interfering with or disrupting the Fund's portfolio management strategies, harming Fund performance and increased brokerage and administrative costs for the Fund, which dilute the value of Fund shares held by the Fund's long-term shareholders (who do not generate these costs).

In order to deter market timing in Fund shares, the Board of Directors of the Fund has adopted policies and procedures that provide that the Fund may refuse or cancel purchase orders that the Fund or the Advisor believes are made on behalf of market timers. The Fund and its agents reserve the right to reject any purchase request by any investor indefinitely if the Fund or its agents believe that any combination of trading activity is potentially disruptive to the Fund. Any restrictions that are imposed to prevent or minimize frequent purchases and redemptions are uniformly applied, including trades that occur through omnibus accounts at financial intermediaries ("Intermediaries"), such as investment advisers, broker-dealers, transfer agents, third party administrators and insurance companies. In addition, the Fund may impose further restrictions on suspected market timers' trading activities in the future.

The following procedures have been implemented in order to discourage Fund share transactions initiated by market timers:

   [BULLET] Any shareholder that purchases shares of the Fund in an amount greater than $25,000 and redeems those shares within 10 business days will be prohibited from purchasing additional Fund shares for 12 months from the redemption date. The prohibition on purchasing additional Fund shares for 12 months from the redemption date may be waived for shareholders that participate in an Automatic Investment Program. The Advisor will determine whether the prohibition should be waived on a case by case basis for Automatic Investment Program participants.

   [BULLET] Management reserves the right to reject any Fund share purchase request greater than $100,000 if management believes the order is being made by a market timer.

Although these policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

The ability to monitor trades that are placed through omnibus accounts maintained by Intermediaries is severely limited. Omnibus accounts aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. For these reasons, the procedures cannot eliminate completely the possibility of excessive short-term trading. The Fund seeks compliance by Intermediaries with the policies by requesting that the Intermediaries, from time to time, identify to the Fund those investors known to the Intermediaries to have investment horizons inconsistent with those of the Fund.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES

The Fund's policy is to pay all of its earnings out to shareholders annually on approximately December 31 of each year as dividends and capital gain distributions.

If you are a taxable investor and invest in the Fund shortly before it pays a dividend or makes a capital gain distribution, you may receive some of your investment back in the form of a taxable dividend or distribution.

Dividends and capital gain distributions paid to taxable investors are subject to Federal income tax. This is true whether you elect to receive dividends and capital gains distributions in additional shares of the Fund at net asset value or to receive cash. If you are a taxable investor, dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Taxable investors pay Federal income taxes at long-term capital gains rates on realized long-term capital gains which are distributed to them no matter how long the investors have owned Fund shares. A portion of dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

Annually, the Fund will provide each shareholder with a statement regarding the tax status of dividends and distributions paid for the year. Dividends and capital gains distributed in January ordinarily will be included in the shareholder's income for the previous year.

Shareholders who sell Fund shares may realize a gain or loss on those shares based on the difference between the purchase price and the sale price of each share. For shares held less than one year, your gain or loss is considered to be short term and is taxable as ordinary income. For shares held longer than one year, your gain or loss is considered to be long term and generally is taxable at your capital gains rate.

Dividends and capital gain distributions paid to shareholders and gains from the sale or exchange of Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and are subject to special U.S. tax certification requirements.

By law, the Fund must withhold 28% of your taxable distributions and redemption proceeds unless you:

            * provide your correct social security or taxpayer identification number,

            * certify that this number is correct,

            * certify that you are not subject to backup withholding, and

            * certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so.


MANAGEMENT OF THE FUND

Baxter Financial Corporation ("BFC" or the "Advisor") is employed by the Fund to furnish investment advisory services to the Fund. Donald H.
Baxter, who is President, Treasurer, Director, and sole stockholder of the Advisor, is also responsible for selecting brokers and executing Fund portfolio transactions. Mr. Baxter is primarily responsible for the day to day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and of Philadelphia Fund, Inc., another registered investment company. BFC also serves as investment advisor to other institutional and individual investors, including Philadelphia Fund, Inc. Further information about the Fund's portfolio manager's compensation, other accounts managed by

Mr. Baxter and Mr. Baxter's ownership of Fund shares, is found in the Fund's Statement of Additional Information.

For the fiscal year ended November 30, 2007, the Fund paid BFC total advisory fees equal to .75% of the Fund's average net assets on an annual basis. A discussion regarding the basis for the Fund's board of directors' approval of the investment advisory agreement between the Fund and the Advisor is available in the Fund's semi-annual report to shareholders for the six month period ended May 31, 2007.


PERFORMANCE

Occasionally, total return data may be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested at the beginning of a stated period, from which the maximum sales load is deducted, to the ending redeemable value of the investment. Standardized total return also includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and (2) May 1, 1987 to date, the latter being the date on which Mr. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-standardized total return quotations may also be presented along with standardized figures. Such quotations may reflect investment at reduced sales charge levels or at net asset value without the imposition of a sales load. Any quotation of total return would be higher if it does not reflect the maximum sales charge or any voluntary expense reimbursements.

The Fund may also advertise its investment performance by comparison to market indices, such as the S&P 500(r) Index and to mutual fund indices, such as those reported by Lipper, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth Funds" category) or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objectives.

FUND SERVICE PROVIDERS


INVESTMENT ADVISOR, ADMINISTRATOR, AND UNDERWRITER
Baxter Financial Corporation
1200 North Federal Highway
Suite 424
Boca Raton, Florida  33432


CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206-6110


LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza
Philadelphia, PA  19102

                                    PART B

                            EAGLE GROWTH SHARES, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 1, 2008

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 2008, as amended from time to time). To obtain the prospectus, please write to Eagle Growth Shares, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432.

Or call:
          Nationwide                                  1-800-749-9933
          Florida                                     1-561-395-2155

The Fund's Annual Report and other information are available on the Fund's Internet website located under the Eagle Growth Shares section at http://www.philadelphiafund.com.

The information required by Item 10 "Fund History" of this Statement of Additional Information is incorporated by reference and is located in the Fund's prospectus under the heading "Investment Objective and Principal Strategies." The information required by Item 22 "Financial Statements" of this Statement of Additional Information is incorporated by reference and is located in the Fund's Annual Report dated November 30, 2007.

          Table of Contents                                     Page
          -----------------                                     ----

           Investment Objective, Policies and Risks . . . . . .  23
           Options Transactions . . . . . . . . . . . . . . . .  24
           Futures Contracts .  . . . . . . . . . . . . . . . .  26
           Taxation of the Fund . . . . . . . . . . . . . . . .  27
           Investment Limitations . . . . . . . . . . . . . . .  33
           Temporary Defensive Positions  . . . . . . . . . . .  34
           Disclosure of Portfolio Holdings . . . . . . . . . .  34
           Rights of Ownership  . . . . . . . . . . . . . . . .  35
           Letter of Intent . . . . . . . . . . . . . . . . . .  35
           Right of Accumulation  . . . . . . . . . . . . . . .  36
           Group Discount Privilege . . . . . . . . . . . . . .  37
           Automatic Investment Plan  . . . . . . . . . . . . .  37
           Check Withdrawal Plan  . . . . . . . . . . . . . . .  37
           Tax Sheltered Plans  . . . . . . . . . . . . . . . .  38
           Account Reinstatement Privilege. . . . . . . . . . .  39
           Computation of Net Asset Value . . . . . . . . . . .  39
           Purchase of Shares . . . . . . . . . . . . . . . . .  39
           Redemption and Repurchase of Shares. . . . . . . . .  40
           Management of the Fund . . . . . . . . . . . . . . .  40
             Officers and Directors . . . . . . . . . . . . . .  40
             Brokerage. . . . . . . . . . . . . . . . . . . . .  44
           Information about the Investment Advisor and
             Other Service Providers. . . . . . . . . . . . . .  45
           Underwriter  . . . . . . . . . . . . . . . . . . . .  47
           Independent Registered Public Accounting Firm. . . .  48
           Financial Statements . . . . . . . . . . . . . . . .  48
           Proxy Voting Policies. . . . . . . . . . . . . . . .  48

                   INVESTMENT OBJECTIVE, POLICIES AND RISKS
                   -----------------------------------------

The Fund is an open-end management investment company. The Fund is diversified under the federal securities laws and regulations.

The Fund may employ the following non-principal policies, as described herein.

The Fund may, from time to time, invest in restricted securities and may be deemed to be a statutory underwriter if it distributes any such restricted securities. ("Restricted securities" are defined as securities that are not readily marketable because registration of the securities under the federal securities laws would be required.) Such investments may generally be made at advantageous prices. The Fund may not resell any such securities unless the federal and any applicable state registration requirements respecting such securities are first satisfied, or an exemption from such registration requirements is available. The restrictions upon the disposition of such securities may adversely affect their marketability and the Fund generally may not be able to dispose of such securities at prices for unrestricted securities of the same class of the same issuer. The Fund will not purchase restricted securities if, immediately after such purchase, more than 10% of the value of the Fund's net assets would be invested in such securities or other assets for which market quotations are not readily available. Ordinarily, the Fund does not expect to invest more than 5% of the Fund's total net assets in restricted securities. If the fair market values of restricted securities or other assets not having readily available market quotations previously purchased exceeds 10% of the value of the Fund's net assets during the period such securities are held, appropriate steps will be taken in order to balance the portfolio to achieve adequate liquidity. Restricted securities are valued at fair value by the Advisor, under authority delegated by the Board of Directors, and acting in accordance with methods of valuation determined in good faith by the Board of Directors. The Board will review the appropriateness of such methods of valuation periodically. If it becomes necessary to register such securities before resale with the appropriate federal and/or state authorities, the Fund may have to bear part or all of the expenses of any such registration if an agreement has not been reached with the issuer of the securities to bear part or all of these costs. The Fund has no current intention to invest in restricted securities.

The Fund may also invest in fixed income securities, including securities convertible into common stocks, where such investments appear to offer opportunities for capital appreciation. When the Fund invests in fixed income securities for this reason, the Fund may purchase such securities which are rated B-2 or lower by Moody's Investors Service, Inc. or B- or lower by Standard & Poor's Corporation. These fixed income debt securities are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation, the Fund's investment advisor (the "Advisor"), believes that the terms of such securities and the financial conditions of the issuers are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the values of fixed income securities generally fluctuate inversely with interest rates.

The Fund has authority to invest up to 20% of its assets in the securities of foreign companies. However, historically, the Fund has not invested more than 5% of its assets in foreign securities, and has no current intention to do so. Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of nationalization or other government policies or instability which could affect investments in securities of issuers in those nations.

The Fund has authority to buy securities of companies organized as real estate investment trusts ("REITS"). REITS pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A shareholder in the Fund, by investing in REITS indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITS.


                              OPTIONS TRANSACTIONS
                              --------------------

The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option, it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease, and in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

The Fund may also buy and sell put options. For the sale of a put option the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short-term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

Puts and calls also may be used in combination to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently available on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.

When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account which will be "marked to market," cash or liquid assets in an amount equal to its obligation under the call or put option. With respect to a put option, this will be an amount equal to the price of the underlying securities the Fund will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities it is obligated to deliver if the option is exercised.


                               FUTURES CONTRACTS
                               -----------------

The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date.
Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities.

These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuations in foreign currency exchange rates.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account containing cash or liquid assets, in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account containing cash or liquid assets, in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option).


                             TAXATION OF THE FUND
                             --------------------

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income.

For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations.

Both the Fund and a shareholder must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, a shareholder must hold its Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired the shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

       [BULLET] 98% of its taxable ordinary income earned during the calendar year;

       [BULLET] 98% of its capital gain net income earned during the twelve month period ending November 30; and

       [BULLET] 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Except for transactions the Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to

U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to shareholders. Foreign dividends designated by the Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Redemptions of Fund shares are taxable transactions for federal and state income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:
IF:

        [BULLET] In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

        [BULLET] You sell some or all of your original shares within 90 days of their purchase, and

        [BULLET] You reinvest the sales proceeds in the Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

For corporate shareholders, because some of the income of the Fund generally is derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.

As stated above, the Fund may invest in complex securities such as puts, calls, Futures contracts, etc. that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is Treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise cash for the necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to shareholders by the Fund.

Income received by the Fund from equity interests of certain mortgage pooling vehicles, either directly, or through an investment in a REIT holding such interests or that qualifies as a taxable mortgage pool, is treated as "excess inclusion income." In general, this income is required to be allocated to Fund shareholders in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. The Fund may be subject to tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. Excess inclusion income may not be offset with net operating losses, represents unrelated business taxable income in the hands of a tax-exempt shareholder that is not a disqualified organization, and is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person.

Taxation of an investor who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership ("non-U.S. investor"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is NOT effectively connected with a U.S. trade or business carried on by a non-U.S. investor, dividends paid to such non-U.S. investor from investment company taxable income generally will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. investor generally would be exempt from U.S withholding tax on gains realized on the sale or redemption of Fund shares and dividends paid by the Fund from long-term capital gains, unless the investor is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Special U.S. withholding tax rules apply to disposition of "United States real property interests."

Also, U.S withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under these exemptions, interest-related dividends and short-term capital gain dividends generally represent distributions of interest from U.S. sources and short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. These exemptions apply to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers, continue to be subject to U.S. withholding tax.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. investor, then the Fund's dividends and distributions and any gains realized upon the sale or redemption of Fund shares will be subject to the U.S. federal income tax on a net income basis at the rates applicable to U.S. citizens or domestic corporations.

The Fund may invest in securities of corporations or REITs that invest in real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. To the extent that the Fund realizes a gain on its investment in a U.S. real property interest, or receives a distribution from the gain on the sale of a U.S. real property interest realized on one of its investments, and passes that gain through to its shareholders, such a distribution when made to a non-U.S. shareholder may be subject to U.S. withholding tax at a rate of 35% and may require the filing of a nonresident U.S. income tax return.

Special U.S. tax certification requirements apply to non-U.S. investors to avoid U.S. back-up withholding imposed at a rate of 28%, obtain the benefits of any treaty between the United States and the shareholder's country of residence, and obtain the benefits of exemption from withholding on interest-related and short-term capital gain dividends. In general, a non-U.S. investor must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect.

YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

                            INVESTMENT LIMITATIONS
                            ----------------------

The Fund has adopted the following restrictions which are designed to reduce certain risks inherent in securities investment and which may be changed with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

The Fund will not:

     Borrow money, except from banks for emergency purposes, and then not in excess of 5% of the value of its total assets;

     Invest more than 25%<FN1> of the value of its assets in companies in any one industry;

     Purchase securities on margin;

     Make any purchase resulting in more than 5% of the value of its assets being invested in the securities of any one company, except U.S. Government securities;

     Purchase more than 10% of any class of securities of any company. For this purpose, all debt securities of an issuer and all series of non-voting preferred stock of an issuer are each considered as one class of securities;

     Purchase commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts and options thereon;

     Purchase interests in real estate, except as may be represented by securities for which there is an established market;

     Purchase securities of another open-end investment company, except in connection with a plan of merger, consolidation, or acquisition of assets. It may, however, purchase shares of closed-end investment companies where such purchase is in the open market and no commission or profit to a sponsor or dealer results other than a customary broker's commission. The advisory fee of the Fund will not be reduced for any assets invested in shares of closed-end investment companies;

     Make short sales of securities. The Fund does not consider the sale of uncovered call options or financial futures contracts to be short sales;

     Make loans, except through the purchase of debt securities of a type commonly held by institutional investors;

     Issue senior securities, except the Fund may buy and sell options; or

     Act as an underwriter of the securities of any other issuer, except the Fund may invest not more than 10% of the value of its net assets at the time the investment is made in securities which are not readily marketable because registration under the federal securities laws would be required ("restricted securities").

<FN1> The Securities and Exchange Commission (the "Commission") takes the position that the investment of 25% or more of the value of the Fund's assets in issuers in any one industry would be considered to be concentration in that industry.

Changes in the following policies are not subject to shareholder approval:

     The Fund will not purchase securities for which a bona fide market does not exist (including, but not limited to, "restricted" foreign securities not listed on a recognized domestic or foreign securities exchange, and other illiquid securities) if immediately after such purchase, more than 10% of the Fund's net assets will be invested in such securities.

     The Fund may invest in repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management is aware of these risks, it believes that the risks can be controlled through stringent security selection criteria and careful monitoring procedures. When the Fund invests in repurchase agreements, the Fund may not participate in stock market advances or declines to the same extent that the Fund would if the Fund remained fully invested in stocks. In addition, the Fund may not achieve its investment objective. The Fund may use repurchase agreements to generate income on uninvested cash balances.


                         TEMPORARY DEFENSIVE POSITIONS
                         -----------------------------

When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When the Fund invests for temporary defensive purposes, such investments may affect the Fund's ability to achieve its investment objective.


                       DISCLOSURE OF PORTFOLIO HOLDINGS
                       --------------------------------

The Fund publicly discloses all of its portfolio holdings in quarterly reports approximately 60 days after each quarter-end as required by Commission rules. The Fund also publicly discloses all of its portfolio holdings, with a shorter delay of at least 45 days, after each quarter-end to facilitate timely release of information to rating agencies and others. The Fund does not make selective non-public disclosures of portfolio holdings to third parties. Finally, the Fund publicly discloses its top ten holdings (excluding short-term holdings) on a monthly basis, after a 30-day delay, along with information regarding the percentage of the Fund that each holding comprises. This information can be found under the Eagle Growth Shares section of the Philadelphia Fund Internet website at http://www.philadelphiafund.com.

The Fund also may disclose its complete portfolio holdings, on a daily basis and without a time lag (i.e., on a real time basis) to Unified Fund Services Inc. and U.S. Bank, N.A. in their capacities as the Fund's service providers (the "service providers"), who require such information to perform their contractual duties and responsibilities to the Fund. In addition, complete portfolio holdings information may be provided to Briggs, Bunting & Dougherty, LLP, the Fund's independent registered public accounting firm (the "Auditor"), for purposes of preparing the semi-annual and annual audits of the Fund and related shareholder reports. The service providers and the Auditor are subject to duties of confidentiality, including a duty not to trade on non-public information, whether by contract, applicable law, or relevant accounting standards. The Fund's chief compliance officer periodically requests that the service providers confirm their compliance with these restrictions. Neither the Fund nor the Advisor receives any compensation or other consideration for the disclosure of the Fund's portfolio holdings to the service providers and the Auditor. Only executive officers of the Fund, subject to the Board's oversight, may authorize disclosure of the Fund's portfolio securities. The Fund has adopted policies and procedures that are designed to ensure that disclosure of the information regarding portfolio holdings is in the best interests of the Fund's shareholders, including addressing any conflicts of interest between the interests of the Fund's shareholders and the interests of the Advisor, the principal underwriter and any affiliated persons thereof. The Fund's chief compliance officer, at least annually, reports to the Board regarding these policies and procedures and their application.


                              RIGHTS OF OWNERSHIP
                              -------------------

Each share of common stock of the Fund has an equal interest in the Fund's assets, net investment income, and any net capital gains realized by the Fund. Each share is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the holder. They may be sold only for cash or in connection with mergers, stock distributions and similar transactions. The shares have no conversion, pre-emptive or other subscription rights. Shareholders having questions about the Fund or their accounts may contact the Fund at the address or telephone number shown on the cover page of this Statement of Additional Information.

Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940 (the "1940 Act").


                               LETTER OF INTENT
                               ----------------

An investor can qualify for a reduced sales charge as set forth in the prospectus by signing a non-binding Letter of Intent stating his intention to invest at least $10,000 during a 13 month period. The Letter of Intent is applicable to the aggregate amount of purchases of shares of the Fund and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made by an individual; an individual, his spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account, as well as Employee Benefit Plans qualified under Section 401 of the

Code, and organizations exempt from taxation under Sections 501(c)(3) or
(13) of the Code. The Letter must be filed within 90 days after the first purchase to be included under it. The value of shares of the Fund and/or Philadelphia Fund Inc., previously purchased, including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, will be included as a credit toward completion of the Letter of Intent to the extent that such shares are held during the 13 month period of the Letter of Intent when the investor so requests. The amount to be credited will be equal to the offering price of the shares held on the date of the first purchase under the Letter of Intent. The initial purchase under a Letter of Intent must be in an amount of at least $1,000 and subsequent purchases not less than $500.

Five percent of the total dollar amount specified in the Letter of Intent is held in escrow by U.S Bank, N.A. in shares. Any dividends or capital gains distributions on the escrowed shares are credited to the shareholder. Upon completion of the total dollar amount specified in the Letter of Intent, the escrowed shares are released. If total purchases under the Letter of Intent are less than the amount specified therein, the shareholder is required to remit to the Fund's underwriter an amount equal to the difference between the dollar amount of sales charges actually paid and the amount which would have been paid if the total purchases made under the Letter were made at one time. If the shareholder does not pay such difference within twenty days after having received written request from the Fund's underwriter, the custodian is authorized to redeem so many of the escrowed shares to realize such difference and release any remaining full shares and cash for any fractional shares to the shareholder. There is no obligation upon the investor to purchase or the Fund to sell the full indicated amount.


                            RIGHT OF ACCUMULATION
                            ---------------------

The reducing scale of sales charges set forth in the prospectus also applies to subsequent purchases of the Fund's shares by an individual; an individual, his spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account where the aggregate investments in shares of the Fund and/or Philadelphia Fund, Inc., including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, is $10,000 or more. For example, a stockholder who owns shares of the Fund and/or Philadelphia Fund, Inc. that originally cost him $5,000 on which he paid an 8.50% sales charge may subsequently purchase an additional $5,000 of the Fund's shares at a sales charge of 7.75% of such subsequent purchase or an additional $20,000 of the Fund's shares at a sales charge of 6.25%. To determine eligibility, the shares currently held by the investor are valued at the then net asset value or the cost of such shares to the investor, whichever is greater. The Fund's underwriter, or the transfer agent (if the payment is being made by the investor directly to the transfer agent), must be notified when a sale takes place which would qualify for a reduced sales charge on the basis of previous purchases, and reduction will be granted when the aggregate holdings are confirmed through a check of the records of the Fund. The reduced sales charges described under "Purchase of Shares" in the prospectus will be applicable to subsequent purchases by an Employee Benefit Plan qualified under Section 401 of the Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Code.

                           GROUP DISCOUNT PRIVILEGE
                           ------------------------

Any purchaser, including his spouse and children under the age of 21, who is a member of a qualified group, such as a trade association, church group, union, social or fraternal organization, who wishes to have the advantage of an individually lower sales charge through either a Letter of Intent or a Right of Accumulation, may do so if he, in conjunction with other members of that group, wishes to purchase shares of the Fund so that the entire purchases by the group will afford a lower sales charge to each individual participant. Group purchases must be made through a common remitter. The Fund will send the common remitter, at or before the completion of each purchase of shares for group members, written notice of receipt of the total amount received by the Fund on the group's behalf. Also, if in a current calendar quarter, a payment is not received by the Fund on behalf of a group member on whose behalf a purchase was made in the preceding calendar quarter, the Fund will send the investor written notice that a current payment has not been received on his behalf. Further, if the Fund does not receive a payment from the common remitter on behalf of the group within ten days on the date specified for delivery of the payment, the Fund will send each group member a written confirmation of his next three succeeding investments promptly after they are made.


                          AUTOMATIC INVESTMENT PLAN
                          -------------------------

The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, U.S. Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the public offering price on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter.

Participation in the plan will begin within 30 days after receipt of a completed section 6 of the General Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop-payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46204-6110.


                            CHECK WITHDRAWAL PLAN
                            ---------------------

An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient Fund shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. This privilege may be exercised by a written request to Unified Fund Services, Inc., specifying the amount of the check to be received each month (or each quarter, as desired). With the custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses incurred in connection with this privilege are paid by the Fund. This Plan, upon written notice to the custodian, may be terminated at any time without penalty. Any subsequent investments in this Plan must be $1,000 or more. However, making additional purchases while the Plan is in effect may be inadvisable due to sales charges and tax liabilities.


                              TAX SHELTERED PLANS
                              -------------------

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax deductible investments in the Fund on behalf of each participant up to the lesser of 25% of each participant's earned income (or compensation), or $40,000, as adjusted by the Internal Revenue Service for cost-of-living increases. The Money Purchase Pension Plan permits an employer to make tax deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000 (as adjusted). If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans in the aggregate may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000 (as adjusted). For plan contributions made for the year 2007, the dollar limit is $45,000; and for the year 2008, the dollar limit is $46,000.

Also, the Fund makes available an Individual Retirement Account (IRA) which permits annual tax deductible investments in the Fund by certain taxpayers up to $4,000 for 2007 and $5,000 for 2008. All taxpayers may make nondeductible IRA contributions up to the same amount whether or not they are eligible for a deductible contribution. For individuals who are 50 or older by the end of the year for which the contribution is made, the limit is $5,000 for 2007 and $6,000 in 2008. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

The Fund also makes available a "Roth IRA" - which permits non-deductible investments in the Fund by certain taxpayers up to $4,000 for 2007 and $5,000 in 2008 (or $5,000 for 2007 and $6,000 for 2008 for individuals age 50 or older) per tax year. If the Roth IRA is maintained for at least a five-year period beginning with the first tax year for which a contribution to the Roth IRA was made, distributions from the Roth IRA after age 59-1/2 or under certain other circumstances will be completely tax free.

An aggregate annual limit of $4,000 for 2007 and $5,000 for 2008 (or $5,000 for 2007 and $6,000 for 2008 for individuals who are 50 or older as described above) applies to contributions to regular and Roth IRAs. For example, if a taxpayer younger than age 50 contributes $4,000 to a regular IRA for 2007, he or she may not make any contribution to a Roth IRA for that year.

Specialized IRA accounts (SIMPLE IRAs and SEP-IRAs), Coverdell Education Savings Accounts and 403(b)(7) Custodial Accounts also are available for Fund investments.

Forms to establish an IRA, a Coverdell Education Savings Account, a 403(b)(7)Custodial Account, or a Profit Sharing/Money Purchase Pension Plan are available from the Fund or Baxter Financial Corporation.


                        ACCOUNT REINSTATEMENT PRIVILEGE
                        -------------------------------

A stockholder may, after he has liquidated any of his shares in the Fund following written request to the Fund, reinstate his account without payment of any additional sales charge, at the net asset value next calculated after receipt of the reinstatement request, provided that he meets the qualifications listed below. The Account Reinstatement Privilege may be exercised only once, except with respect to shares held under an Eagle Growth Shares Investing Program, and the amount reinvested may not exceed the amount of the redemption proceeds received on the liquidation of such shares. In addition, the reinstatement must be completed within thirty days after the liquidation.


                        COMPUTATION OF NET ASSET VALUE
                        ------------------------------

The Fund's net asset value per share is the value of the Fund's securities investments plus cash and other assets, minus its liabilities, divided by the number of the Fund's outstanding shares (adjusted to the nearest cent). Portfolio securities traded on a securities exchange are valued at the closing sales price on the market on which they are principally traded except those traded on the Nasdaq NMS and Small Cap exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. Securities traded over-the-counter, except those that are quoted on Nasdaq, are valued at the prevailing quoted bid prices. Other assets (including restricted securities) and securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors, or a delegated person acting pursuant to the directions of the Board.

The method of valuing assets and securities for which quotations are not readily available or unreliable, or for which there are no published quotations, including restricted securities, is reviewed annually by the Board.


                              PURCHASE OF SHARES
                              ------------------

The Fund calculates the offering price and net asset value at the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is closed.


                      REDEMPTION AND REPURCHASE OF SHARES
                      -----------------------------------

Payments for shares redeemed may be postponed, or the right of redemption may be suspended, for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or periods during which, by order of the Securities and Exchange Commission (the "Commission"), trading on the New York Stock Exchange is deemed restricted; for any period during which an emergency as determined by order of the Commission exists as a result of which, disposal by the Fund of securities owned by it is not reasonably practicable; it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.

The Fund has reserved the right to redeem Fund shares in kind, rather than in cash, should this be necessary. However, by filing an appropriate election under Rule 18f-1 pursuant to the 1940 Act, the Fund has obligated itself upon a request for redemption to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund in compliance with a request for redemption by any one shareholder during any 90 day period.


                            MANAGEMENT OF THE FUND
                            ----------------------

OFFICERS AND DIRECTORS
----------------------

The Board of Directors (the "Board"), guided by the recommendations of the Advisor, establishes the broad investment policies of the Fund and, under Maryland law, is responsible for overseeing the management of the Fund.

Purchases may be made at net asset value by officers, directors, and employees of the Fund, as well as by employees of broker-dealer firms which maintain effective selling dealer agreements with the Fund's underwriter. From time to time, the Fund may offer its shares at net asset value to certain classes of potential investors which have been identified by management and ratified by the Board of Directors. Prior to such offering, the Fund, in compliance with applicable federal securities laws, will supplement or revise the prospectus to identify the class(es).

Each Director who is not an "interested person" (as defined in Section 2(a)
(19) of the 1940 Act, as amended (the "Independent Directors")) is a member of the Fund's Audit Committee and Nominating and Governance Committee.

The Audit Committee's functions include: (a) selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm;
(b) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers of the Fund; (c) overseeing the quality and objectivity of the Fund's financial statements and the independent audits thereof; and (d) acting as a liaison between the Fund's independent registered public accounting firm and the full Board. During the fiscal year ended November 30, 2007, the Audit Committee met three times.

The Nominating and Governance Committee has responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board;
(iii) periodically review the Independent Directors' compensation and recommend any changes to that compensation; and (iv) make recommendations to the full Board for nominations for membership on all Board committees, review all Board committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating and Governance Committee met three times during the fiscal year ended November 30, 2007.

The Nominating and Governance Committee will consider nominees recommended by Qualifying Shareholders if an Independent Director vacancy on the Board occurs. A "Qualifying Shareholder" is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund's outstanding shares; (ii) has been a shareholder of 5% or more of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating and Governance Committee; and (iii) provides a written notice to the Nominating and Governance Committee containing certain information. In order to recommend a nominee, a Qualifying Shareholder should submit the written notice to the Nominating and Governance Committee's attention at the Fund's offices at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432. A Qualifying Shareholder's letter should include:
(i) the name and address of the Qualifying Shareholder making the recommendation; (ii) the number of shares of the Fund that are owned of record and beneficially by the Qualifying Shareholder, and the length of time that the shares have been so owned by the Qualifying Shareholder; (iii) a description of all arrangements and understandings between the Qualifying Shareholder and any other person(s) (naming such person(s)) pursuant to which the recommendation is being made; (iv) the name, age, date of birth, business address and residence address of the person(s) being recommended; (v) such other information regarding each person recommended by the Qualifying Shareholder as would be required to be included in a proxy statement filed under the SEC's proxy rules had the nominee been nominated by the Board; (vi) whether the Qualifying Shareholder believes the person being recommended would or would not be an "interested person" of the Fund (as defined in the 1940 Act); and (vii) the written consent of the recommended person to stand for election if nominated for the Board and to serve if elected by shareholders.

The names, addresses, ages, lengths of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of prior business experience is included in order to present shareholders with a better awareness of the Directors' business experience. All officers and Directors hold identical positions with Philadelphia Fund, Inc., another registered investment company, and with the Fund. Each Director will hold office until the termination of the Fund or his resignation, retirement,
incapacity, removal or earlier death.   Each Director who is an "interested
person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, is identified under the "Interested Persons" or "Interested Directors" headings below. The officers and Directors of the Fund, in the aggregate, own 7.7% of the outstanding securities of the Fund as of December 31, 2007. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca
Raton, FL 33432.

Independent Directors
---------------------

Thomas J. Flaherty, Director (Since 1989)                          Age:(83)
                    Audit Committee Member (Since 2001)
                    Nominating and Governance Committee Member (Since 2004)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.


Kenneth W. McArthur, Director (Since 1987)                         Age:(72)
                     Audit Committee Chairman (Since 2001)
                     Nominating and Governance Committee Member (Since 2004)

Chairman, Shurway Capital Corp. (private investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Lead Director, Oppenheimer Holdings, Inc. (financial services holding company); formerly, Trustee, BMO Mutual Funds (Canadian registered investment company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Robert L. Meyer, Director (Since 1989)                             Age:(67)
                 Audit Committee Member (Since 2001)
                 Nominating and Governance Committee Member (Since 2004)

Managing Director, The Roosevelt Investment Group (investment management); Chartered Financial Analyst; formerly, President, Ehrlich Meyer Associates, Inc. (investment management); formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.


Donald P. Parson, Director (Since 1987)                           Age:(66)
                  Audit Committee Member (Since 2001)
                  Nominating and Governance Chairman (Since 2007)

Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (publicly registered medical device company); formerly, Chairman of the Board, Syracuse University College of Law.


Interested Persons
------------------

Donald H. Baxter, Chairman of the Board,
                  Director and President (Since 1989)              Age:(64)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Ronald F. Rohe, Vice President, Secretary,                          Age:(65)
                and Treasurer (Since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.


Keith A. Edelman, Vice President and                                Age:(42)
                  Chief Compliance Officer (Since 2004)

Director of Operations and Director of Computer Operations, Baxter Financial Corporation; Director of Operations, Philadelphia Fund, Inc.; Director of Operations, Eagle Growth Shares, Inc.


Diane M. Sarro,         Vice President (Since 2005)                 Age (43)

Director of Shareholder Services, Baxter Financial Corporation, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.


Each Independent Director receives $50 from Eagle Growth Shares for each quarterly Board of Directors meeting attended. In addition, each Independent Director receives from the Philadelphia Fund a $2,000 annual fee and $1,150 for each quarterly Board of Directors' meeting attended. As an Interested Director, Donald H. Baxter does not receive any annual or meeting fees as a director from either fund. In addition, each Independent Director receives
$50 from the Fund and $550 from Philadelphia Fund for each semi-annual Audit Committee meeting attended. Mr. McArthur receives an additional $50 from the Fund and $150 from Philadelphia Fund, Inc. for each semi-annual Audit Committee meeting as compensation for acting as Audit Committee Chairman.

_______________________________________________________________________________
|Independent Directors' Fund Holdings Table                     as of 12/31/07|
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Philadelphia|
|Director's Name                  |    in the Fund      |      Fund, Inc.     |
|---------------------------------|-------------------------------------------|
|Thomas J. Flaherty               |  $50,001 - $100,000 |    over $100,000    |
|---------------------------------|---------------------|---------------------|
|Kenneth W. McArthur              |        None         |        None         |
|---------------------------------|---------------------|---------------------|
|Robert L. Meyer                  |        None         |  $10,001 - $50,000  |
|---------------------------------|---------------------|---------------------|
|Donald P. Parson                 |    over $100,000    |    over $100,000    |
|_________________________________|_____________________|_____________________|

_______________________________________________________________________________
|Interested Director's Fund Holdings Table                     as of 12/31/07 |
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Philadelphia|
|Director's Name                  |    in the Fund      |      Fund, Inc.     |
|_________________________________|_____________________|_____________________|
|                                 |                     |                     |
|Donald H. Baxter                 |        None         |        None         |
|________________________________ |_____________________|_____________________|


_____________________________________________________________________________
|COMPENSATION TABLE                                                           |
|for the fiscal year ended 11/30/07                                           |
|----------------------------------       Pension or                          |
|                                         Retirement                          |
|                                         Benefits   Estimated   Total        |
|                                         Accrued    Annual      Compensation |
|                           Aggregate     as part    Benefits    from Fund and|
|                           Compensation  of Fund    Upon        Philadelphia |
|Name, Position             From Fund     Expenses   Retirement  Fund, Inc.   |
|_____________________________________________________________________________|
|Thomas J. Flaherty, Director   $300                               $8,000     |
|-----------------------------------------------------------------------------|
|Kenneth W. McArthur, Director  $400                               $8,400     |
|-----------------------------------------------------------------------------|
|Robert L. Meyer, Director      $300                               $8,000     |
|-----------------------------------------------------------------------------|
|Donald P. Parson, Director     $300                               $8,000     |
|_____________________________________________________________________________|


The Fund and Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, have adopted a code of ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (in the case of the Advisor). The code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased, sold or held by the Fund provided that the Fund is not at the same time purchasing or selling or considering purchasing or selling the same securities or the President of the Fund or his assignee approves the transactions because there is deemed to exist only a remote possibility of a conflict of interest. However, personnel subject to the code are not allowed to purchase or sell securities within a seven calendar day period before or after the purchase or sale of the same security by the Fund.


BROKERAGE
---------

The Advisor is responsible for the selection of brokers to execute Fund portfolio transactions. The Advisor seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. The Advisor is authorized to allocate brokerage transactions to dealers that have sold Fund shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the Fund's portfolio securities transactions based (in whole or in part) on a broker's or dealer's promotion or sale of shares issued by the Fund or any other registered investment company. Such transactions are subject to the requirement to seek to obtain the best price and execution. In selecting brokers, The Advisor also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates. The Advisor seeks to assure that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, the Advisor negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission levels received, and applies its knowledge regarding the general levels of commissions prevailing from time to time. The Advisor also considers the value of research services provided to the Fund by brokers. The Advisor is authorized to permit the payment of commissions in excess of those which may have been charged by another broker if it is determined, in good faith, that the amount of such commission is reasonable in relation to the brokerage or research services provided by the broker acting for the Fund. During the fiscal year ended November 30, 2007, the Fund paid total brokerage commissions of $270 to brokers that provided research services.

Receipt of research information, including statistical and market analyses, economic and financial studies from securities firms, electronic quotation services, and on-line electronic analysis software, enables Baxter Financial Corporation to supplement its own research and analysis activities by making available the views of other securities firms and is a factor considered by the Advisor in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgment of the Advisor and not in accordance with any formula.

Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Philadelphia Fund, Inc., and manages the assets of various other private institutional and individual investment accounts as well. Receipt of research information by Baxter Financial Corporation also may be of benefit to Philadelphia Fund, Inc. and these other private accounts.

During the fiscal years ended November 30, 2007, 2006, and 2005, the Fund paid total brokerage commissions of $3,127, $2,535, and $2,028, respectively. The increased level of brokerage commissions paid by the Fund in the 2007 fiscal year was due to increased market volatility resulting in more shares of securities being bought and sold for the Fund's portfolio. The increased level of brokerage commissions paid by the Fund in the 2006 fiscal year was due to the Advisor redirecting the portfolio to meet changing economic conditions.

On over-the-counter transactions, the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.


     INFORMATION ABOUT THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS
     ---------------------------------------------------------------------

The current Investment Advisory Agreement between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The agreement requires Baxter Financial Corporation to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets. As compensation for the rendering of advisory services, the Advisor receives an annual fee, payable monthly, equal to .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to .625 percent on net assets in excess of $200,000,000 but less than $400,000,000, and to .50 percent of net assets in excess of $400,000,000. The fee is based on the month-end net asset value of the Fund, and is payable monthly at 1/12th of the annual fee rate.

Donald H. Baxter controls the Advisor. He serves as President, Treasurer, Director and is the sole shareholder of the Advisor. Mr. Baxter, as the Fund's portfolio manager, is solely responsible for the day-to-day management of the Fund's investment portfolio. He is the President and Chairman of the Board of Directors of Eagle Growth Shares, Inc. and has served as the portfolio manager of the Fund since May 1, 1987. In addition to the Fund, Mr. Baxter, as of November 30, 2007, managed (i) one other U.S. registered investment company, Philadelphia Fund, Inc., which has $84.2 million in assets, and (ii) 8 other accounts, including his personal account, which have assets of $36.5 million. In the event there were any conflicts of interest between the Fund and Philadelphia Fund, Inc., the Advisor believes, as in the case of the other accounts, that it has implemented policies and procedures that will address and prevent (or manage) any adverse consequences.

The portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with the management of the Fund's investments. The other accounts may have similar investment objectives to the Fund's or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund (or vice versa). The Advisor does not anticipate that any conflicts between the investment strategies of the Fund and the investment strategies of the other accounts, if any, will be material. If any conflicts of interest do arise, the Advisor believes that it has adopted policies and procedures, in accordance with applicable laws, and its Code of Ethics contains legally required policies, which are designed to prevent or manage any conflicts of interest.

In the case of Philadelphia Fund, Inc., which has an investment objective seeking long-term growth of capital and income, the portfolio manager believes that the possibility for any conflicts of interest with the Funds regarding investment opportunities, or similar portfolio holdings, is extremely unlikely, and if it does arise, not material. The Fund, which invests in small to mid cap stocks, does not typically purchase the type of large cap stocks acquired by Philadelphia Fund, Inc.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. It is possible theoretically that the portfolio manager, knowing the trading activities of the Fund, could use this information to benefit the other accounts and to the detriment of the Fund. As stated above, under normal market conditions, the Fund invests in issues with small to midcap capitalizations. The Advisor does not believe that, given the size of the investments of the Fund in small to midcap stock category, there would be any material benefit to the other accounts by the Fund's purchase and sale of securities. Furthermore, given the size of the Fund's positions, the Advisor does not believe that there is a possibility for a material conflict of interest with respect to the allocation of investment opportunities. However, while the potential for a conflict of interest is extremely remote, the Fund has policies and procedures in place to prohibit knowledge of the Fund's trading activity from being used to benefit others. Furthermore, the Advisor is subject to a fiduciary duty, under both the 1940 act and the Investment Advisers Act of 1940, to the Fund's shareholders and to act in their best interest at all times.

Mr. Baxter is compensated by the Adviser with an annual salary and bonus, both of which vary from year to year, based on a variety of economic factors. The portfolio manager's compensation is not determined by factors such as the Fund's performance, in the conventional sense (i.e., the portfolio manager's compensation is not based on the Fund's pre- or after-tax performance over a period of time, or measured against a particular index). Because Mr. Baxter is the sole owner of the Advisor, his compensation likely will increase if the assets of the Fund increase (which may result from strong investment performance), since this will entitle the Advisor to a higher amount of fees by the application of the Fund's Advisory fee under the Advisory Agreement (subject to the sliding investment advisory fee schedule described in this Statement of Additional information).

The portfolio manager does not own shares in the Fund.

During the fiscal years ended November 30, 2007, 2006, and 2005, the Fund paid investment advisory fees to Baxter Financial Corporation totaling $28,096, $27,605, and $27,736, respectively.

The current Administration Agreement between the Fund and Baxter Financial Corporation requires Baxter Financial Corporation to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel. The fee payable to Baxter Financial Corporation under the Administration Agreement is at the annual rate of .25 percent of the net assets of the Fund, calculated and payable monthly, at 1/12th the annual rate.

During the fiscal years ended November 30, 2007, 2006, and 2005, the Fund paid administrative fees to Baxter Financial Corporation totaling $9,365, $9,202, and $9,245, respectively.

The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, acts as the Fund's custodian. The custodian maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on behalf of the Fund; makes receipts and disbursements of money on behalf of the Fund; and collects and receives income and other payments and disbursements on account of the Fund's portfolio securities.

Unified Fund Services, Inc. acts as transfer agent and dividend disbursing agent, and also provides the Fund with certain accounting services.


                                 UNDERWRITER
                                 -----------

Baxter Financial Corporation serves as the principal underwriter of the Fund's shares, which are offered on a continuous and "best efforts" basis. Baxter

Financial Corporation is located at 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.

During the last three fiscal years of the Fund, Baxter Financial Corporation retained total underwriting and dealer commissions of $99, $1,022, and $1,407, in 2007, 2006, and 2005, respectively, after allowing $0, $0, and $0, respectively, to dealers who sold Fund shares in each of these years.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                 ---------------------------------------------

Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Philadelphia PA, 19102 serve as the independent registered public accountant of the Fund. As such, that firm conducts an audit of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.


                             FINANCIAL STATEMENTS
                             --------------------

The financial statements of the Fund for the fiscal year ended November 30, 2007, including the Portfolio of Investments, Statement of Assets and Liabilities, Sample Price Computation, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Report of Independent Registered Public Accounting Firm, as set forth in the Fund's Annual Report to Stockholders for the fiscal year ended November 30, 2007, are incorporated herein by reference.


                             PROXY VOTING POLICIES
                             ---------------------

General Guidelines
------------------

In voting proxies of portfolio securities, the Fund is guided by general fiduciary principles. The Fund's goal is to act prudently and solely in the best interest of the Fund's shareholders. The Fund attempts to consider all factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

The Fund's portfolio manager is responsible for monitoring, researching and deciding proxy votes for portfolio securities of the Funds.


How The Fund Votes
-------------------

Generally, the Fund divides proxies into routine matters and non-recurring extraordinary matters.

   A. Routine Matters

      Voting decisions for routine matters are made by the Fund's portfolio manager. It is the Fund's general policy, absent a particular reason to the contrary, to vote with management's recommendations on routine matters.

   B. Non-Recurring Extraordinary Matters

      For non-recurring extraordinary matters, the Fund votes on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no suggestion detailed below, the Funds votes on a case-by-case basis in accordance with the General Guidelines set forth above.

      1. Accept

         [BULLET] Proposals supporting best practices for corporate governance.

         [BULLET] Restoration or protection of shareholders' authority.

      2. Reject

         [BULLET] Protection of management from results of mergers and acquisitions.
         [BULLET] Proposals having the effect of diluting the value of the existing shares.

      3. Vote with Management

         [BULLET] Proposals that address social or moral issues.


Avoidance of Potential Conflicts of Interest
--------------------------------------------

   A. General Principles

      Voting of shares of portfolio securities shall be conducted in a manner consistent with the best interests of Fund shareholders as follows:

      [BULLET] Proxies of portfolio securities shall be voted in accordance with these Proxy Voting Policies; and

      [BULLET] Proxies of portfolio securities shall be voted without regard to any other relationship, business or otherwise, between (i) the issuers of the portfolio securities, and
               (ii) the Fund, its investment advisor, principal underwriter or any affiliated person thereof.

   B. Identifying and Addressing Conflicts of Interest

      1. Identification of Conflicts of Interest

         The portfolio manager is responsible for identifying conflicts of interest with respect to voting proxies of portfolio securities. Such conflicts of interest may arise from:

         [BULLET] the conduct of the Fund's business;

         [BULLET] relationships, business, or other connections between
                  (i) the issuers of the portfolio securities, and (ii) the Fund, its investment advisor, principal underwriter or any affiliated person thereof; or

         [BULLET] other special circumstances.


      2. Determination of Materiality

         A conflict of interest will be considered material to the extent that:

         [BULLET] the conflict has the potential to influence the portfolio manager's decision-making in voting the proxy; or

         [BULLET] other particular facts and circumstances require a determination of materiality.

      3. Non-Material Conflicts

         If it is determined that a conflict of interest is not material, the portfolio manager may vote the proxy, notwithstanding the existence of the conflict.

      4. Material Conflicts of Interest

         If it is determined that a conflict of interest is material, the portfolio manager will resolve such conflict of interest before voting the proxy(ies) affected by the conflict of interest. Such resolution may include:

         [BULLET] disclosing the conflict to the Board of Directors of the Fund and obtaining the consent of the Board before voting;

         [BULLET] engaging another party to vote the proxy on the behalf of the Fund;

         [BULLET] engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

         [BULLET] such other method as the portfolio manager deems appropriate under the circumstances, given the nature of the conflict, which method will be subsequently reported to the Board of Directors at the next regularly-scheduled meeting.

In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2008 will be filed with the Securities and Exchange Commission no later than August 31, 2008. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 are available without charge, upon request, by calling 1-800-749-9933 and on the Commission's website at http://www.sec.gov.

                                    PART C

Other Information
-----------------
Item 23.  Exhibits.

               (a)    Certificate of Incorporation.

                      Incorporated herein by reference to Exhibit
                      24 (b) (1) to Post-Effective Amendment No. 36 to the Registration Statement under the Securities Act of 1933

               (b)    By-Laws, as amended.

                      Incorporated herein by reference to Exhibit
                      24 (b) to Post-Effective Amendment No.41 to the Registration Statement under the Securities Act of 1933

               (c)    Specimen of Certificate of Common Stock.

                      Incorporated herein by reference to Exhibit
                      24 (b) (4) to Post-Effective Amendment No. 36 to the Registration Statement under the Securities Act of 1933

               (d)    Investment Advisory Agreement.

                      Incorporated herein by reference to Exhibit
                      24 (b) (5) to Post-Effective Amendment No. 35 to the Registration Statement under the Securities Act of 1933

               (e)(1) Underwriting Agreement with Baxter Financial
                      Corporation.

                      Incorporated herein by reference to Exhibit
                      24 (b) (6a) to Post-Effective Amendment No. 35 to the Registration Statement under the Securities Act of 1933

               (e)(2) Dealer Selling Agreement.

                      Incorporated herein by reference to Exhibit
                      24 (b) (6b) to Post-Effective Amendment No. 35 to the Registration Statement under the Securities Act of 1933

               (f)    Not applicable.

               (g) Custody Agreement with Star Bank, N.A. (predecessor of U.S. Bank, N.A.)

                      Incorporated herein by reference to Exhibit
                      24 (b) (8) to Post-Effective Amendment No. 35 to the Registration Statement under the Securities Act of 1933

               (h)    Administration Agreement and Amendment to
                      Administration Agreement.

                      Incorporated herein by reference to Exhibit
                      24 (b) (9) to Post-Effective Amendment No. 35 to the Registration Statement under the Securities Act of 1933

               (h)(1) Mutual Fund Services Agreement for Fund Accounting
                      Services and Transfer Agency Services with Unified Fund Services, Inc.

                      Incorporated herein by reference to Exhibit
                      23 (h)(1) to Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933

               (h)(2) Addendum No. 1 to Mutual Fund Services Agreement Dated
                      September 13, 2004 Between Fund and Unified Fund Services

                      Incorporated herein by reference to Exhibit
                      23 (h)(2) to Post-Effective Amendment No. 46 to the Registration Statement under the Securities Act of 1933

               (i)    Opinion of Counsel

               (j)    Consent of Briggs, Bunting & Dougherty, LLP
                      Independent Certified Public Accountants.

               (k)    None.

               (l)    None.

               (m)    None.

               (n)    None.

               (o)    Reserved.

               (p) Philadelphia Fund, Inc. / Eagle Growth Shares, Inc. / Baxter Financial Corporation Amended And Restated Code Of Ethics

                      Incorporated herein by reference to Exhibit
                      23 (p) to Post-Effective Amendment No. 45 to the Registration Statement under the Securities Act of 1933


Item 24.  Persons Controlled by or Under Common Control with the Fund.
--------  -------------------------------------------------------------
          Not applicable; no person either directly or indirectly is controlled by or under common control with the registrant.

Item 25.  Indemnification.
--------  ----------------

          Section 56 of the Registrant's By-Laws provides for indemnification, as set forth below.

          With respect to the indemnification of the Officers and Directors of the Corporation:

          (a) The Corporation shall indemnify each Officer and Director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided, under section 2-418 of the Maryland General Corporation law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any Officer or Director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

          (b) The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and Director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or Director is a party by reason of service in such capacity.

          (c) The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and Director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.


Item 26.  Business and Other Connections of the Investment Advisor.
--------  ----------------------------------------------------

          Baxter Financial Corporation is investment advisor to the Fund, to Philadelphia Fund, Inc., and to other institutional and individual investment accounts; and acts as the underwriter of the shares of the Fund and Philadelphia Fund, Inc.

          DONALD H. BAXTER - Director, President, and Treasurer, Baxter Financial Corporation; President and Director, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology).

          RONALD F. ROHE - Chief Operating Officer, Baxter Financial Corporation; Vice President, Philadelphia Fund, Inc. and Eagle Growth Shares, Inc.; Secretary, Universal Programs International Limited (distributor).

          The address of Baxter Financial Corporation, Universal Programs International Limited, Philadelphia Fund, Inc., and Eagle Growth Shares, Inc. is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.

Item 27.  Principal Underwriters.
--------  -----------------------

          (a) Baxter Financial Corporation, 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432 serves as principal underwriter of the Fund. Baxter Financial Corporation also serves as investment advisor to the Fund and Philadelphia Fund, Inc., and to other private accounts.

          (b)  See Item 26.

          (c)  Not applicable

Item 28.  Location for Accounts and Records.
--------  ----------------------------------

          All books and records of the Registrant are maintained and are in the possession of the Fund at 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432, except those which are kept by U.S. Bank, N.A., the Fund's custodian, and Unified Fund Services, Inc., the Fund's transfer agent and dividend disbursing agent.


Item 29.  Management Services.
--------  --------------------

          NONE


Item 30.  Undertakings.
--------  -------------

          Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the registrant's latest Annual Report to Stockholders without charge.

                                Signatures
                                ----------

	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Eagle Growth Shares, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement (Commission File Nos. 2-34540 and 811-1935) to be signed on its behalf by the undersigned, duly authorized, in the City of Boca Raton, and the State of Florida on the 25th day of March, 2008.



                                Eagle Growth Shares, Inc.
                                     (Registrant)

                                By: /s/Donald H. Baxter
                                -----------------------
                                Donald H. Baxter,  President

	Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement (File No. 2-34540) has been signed below by the following persons in the capacities and on the dates indicated.


Signature                      Title                       Date
---------                      -----                       ----

                           President, Principal
/s/Donald H. Baxter        Executive Officer and       March 25, 2008
----------------------     Director
Donald H. Baxter

/s/Thomas J. Flaherty      Director                    March 25, 2008
----------------------
Thomas J. Flaherty*

/s/Donald P. Parson        Director                    March 25, 2008
----------------------
Donald P. Parson*

/s/Ronald F. Rohe          Treasurer, Principal        March 25, 2008
----------------------     Financial Officer
Ronald F. Rohe

/s/Kenneth W. McArthur     Director                    March 25, 2008
----------------------
Kenneth W. McArthur*

/s/Robert L. Meyer         Director                    March 25, 2008
----------------------
Robert L. Meyer*

*By:  /s/Ronald F. Rohe
      ---------------------------------
      Ronald F. Rohe Attorney-in-Fact
      (Pursuant to a Power of Attorney)

                                 EXHIBIT INDEX
                                 -------------


                                                                  PAGE
                                                                  ----




Item 23(i)       Opinion of Counsel                                57

Item 23(j)       Consent of Briggs, Bunting & Dougherty, LLP       59

                                  Law Office

                     STRADLEY, RONON, STEVENS & YOUNG, LLP

                            2600 One Commerce Square
                     Philadelphia, Pennsylvania 19103-7098
                                 (215) 564-8000
Direct Dial: (215) 564-8027

                                 March 24, 2008

Board of Directors
Eagle Growth Shares, Inc.
1200 North Federal Highway
Suite 424
Boca Raton, FL  33432

Gentlemen:

     We have examined the Articles of Incorporation of Eagle Growth Shares, Inc. (the "Fund"), a corporation organized under Maryland law, and its by-laws, both as amended to date, the registration statement ("Registration Statement") filed by the Fund under the Securities Act of 1933, as amended (the "Securities Act"), and such records of the various pertinent corporate proceedings as we deem material to this opinion. As of the date hereof, the Fund is authorized to issue an aggregate of 10,000,000 shares of common stock, of a par value of $.10 per share.

     The Fund has filed, with the U.S. Securities and Exchange Commission, the Registration Statement under the Securities Act, which Registration Statement is deemed to register an indefinite number of shares of the Fund pursuant to the provisions of Section 24(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). You have further advised us that the Fund has filed, and each year hereafter will timely file, a Notice pursuant to Rule 24f-2 under the Investment Company Act, perfecting the registration of the shares sold by the Fund during each fiscal year during which such registration of an indefinite number of shares remains in effect.

     You have also informed us that the shares of the Fund have been, and will continue to be, sold in accordance with the Fund's usual method of distributing its registered shares, under which prospectuses are made available for delivery to offerees and purchasers of such shares in accordance with Section 5(b) of the Securities Act.

     Based upon the above-described examination, it is our opinion that, as long as the Fund remains a corporation in good standing under the laws of the state of Maryland, and the registration of an indefinite number of shares of the Fund remains effective, the authorized but unissued shares of stock of the Fund, when issued for the consideration established by the board of directors, as described in the Registration Statement, and subject to compliance with Rule 24f 2 under the Investment Company Act, will be, under the laws of the state of Maryland, legally issued, fully-paid, non-assessable outstanding shares of common stock of the Fund.

Board of Directors
Eagle Growth Shares, Inc.
March 24, 2008


     We hereby consent to the use of this opinion, in lieu of any other, as an exhibit to the Registration Statement, along with any amendments thereto, covering the registration of the shares of the Fund under the Securities Act and the applications, registration statements or notice filings, and any amendments thereto, filed in accordance with the securities laws of the several states in which shares of the Fund are offered, and we further consent to reference in the Registration Statement to us as legal counsel, who have rendered this opinion concerning the legality of the issuance of the shares of common stock of the Fund.

                                        Very truly yours,

                                        STRADLEY, RONON, STEVENS & YOUNG, LLP


                                        By: /s/ Mark A. Sheehan
                                            --------------------------
                                            Mark A. Sheehan, a Partner

              CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS





We hereby consent to the incorporation by reference in the Statement of Additional Information (Part B) of this amended Registration Statement on Form N-1A of our report dated December 27, 2007 relating to financial statements of Eagle Growth Shares, Inc. for the year ended November 30, 2007. We also consent to the reference to our report under the heading "Financial Highlights" in such amended Registration Statement.



				       /s/BRIGGS, BUNTING & DOUGHERTY, LLP



                                       BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
March 17, 2008